EXHIBIT 99.1
                                                                    ------------


                       PAINEWEBBER R&D PARTNERS III, L.P.


                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of PaineWebber R&D Partners III, L.P. (the "Partnership") on Form 10-K for the Period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen R. Dyer, President of PaineWebber Development Corp., General Partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



/s/ STEPHEN R. DYER
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Stephen R. Dyer
President

March 31, 2003